UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2007

FIRST SOUTH BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-22219	56-1999749
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-4178
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 to the Form 8-K is being filed to correctly file the Form 8-K to include the narrative section of Exhibit 99.1 - Press Release dated July 17, 2007, under Item 9.01., Financial Statements and Exhibits, which was inadvertently omitted from the original Form 8-K filing.

Item 2.02. Results of Operations and Financial Condition

On July 17, 2007, First South Bancorp, Inc. (the “Company”) issued a press release announcing its unaudited financial results for the quarter ended June 30, 2007 and the six months ended June 30, 2007. A copy of the press release dated July 17, 2007 is attached to this Report as an exhibit (Exhibit 99.1) and is furnished herewith.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	The following exhibit is filed herewith:

Exhibit 99.1 - Press Release dated July 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

First South Bancorp, Inc. (Registrant)

Date: August 7, 2007	By:	/s/ William L. Wall
William L. Wall Executive Vice President Chief Financial Officer and Secretary